SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20. SUBSEQUENT EVENTS

Subsequent to December 31, 2013, the Company successfully rolled-over $200 million short-term borrowings and obtained new financings totaling $34.6 million, which are comprised of $26.9 million short-term borrowings, for its working capital needs, and $7.7 million long-term borrowings, for its project development.

On December 30, 2013, the Company signed a Memorandum of Intent to sell three power station projects in Western China, with a total capacity of 60MW, to Jiangsu Akcome Solar Science & Technology Co., Ltd., pursuant to which the share transfer agreement was subsequently entered into on January 3, 2014.

On March 25, 2014, we received a letter from the U.S. Department of Commerce (“USDOC”) in which we were named as one of the mandatory respondents related to an anti-dumping investigation.  We intend to fully cooperate with the investigation proceedings and to pursue the best outcome for us, as well as the industry. It is estimated the USDOC will make a preliminary ruling in June 2014. If the USDOC finds sharply increased Chinese shipments to the United States from March 2014 to the preliminary ruling date, this investigation may result in certain retroactive tariffs being applied on products shipped to the United States within the investigation scope, including modules with Chinese and Taiwanese cell elements.  We cannot predict the outcome of these proceedings at this time.